UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 8.01. Other Events

     On September 29, 2004, United Dominion Realty Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated September 28, 2004 (Commission File No. 1-10524), reporting that the Company, through a subsidiary, had during the 2004 fiscal year acquired or proposed to acquire various apartment communities located in Maryland, Tennessee, California and Oregon. The Company filed with the Form 8-K dated September 28, 2004 certain financial information indicated under Rule 3-14 and Article 11 of Regulation S-X relating to certain of these properties.

     This Current Report on Form 8-K/A is being filed to report that on December 1, 2004, the Company, through its subsidiaries, United Dominion Realty, L.P., a Delaware limited partnership, UDRT of Delaware 4 LLC, a Delaware limited liability company, and UDR Midlands Acquisition LLC, a Delaware limited liability company, completed a transaction to acquire (a) all of the outstanding partnership interests of two partnerships that owned MacAlpine Place, an apartment community in Dunedin, Florida, and The Reserve and The Park at Riverbridge, an apartment community in Greenacres, Florida, and (b) vacant land adjacent to MacAlpine Place, for a total purchase price of $121 million. Individually, this transaction was not a significant acquisition at the time of the transaction or at the date of this filing under the rules governing the reporting of transactions on Form 8-K. However, this transaction, together with the transactions reported on the Form 8-K dated September 28, 2004 and other unrelated acquisitions completed during 2004, in the aggregate were significant pursuant to Rule 3-14 of Regulation S-X. The Company is therefore filing this Current Report on Form 8-K/A to include certain financial information with respect to the additional properties acquired on December 1, 2004 and to provide updated pro forma financial statements for the year ended December 31, 2003 and the nine months ended September 30, 2004.

ITEM 9.01. Financial Statements and Exhibits

     (a)  Financial Statements of Real Estate Operations Acquired.

     The following financial statements are filed with this Form 8-K/A:

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenue and Certain Expenses for the year ended December 31, 2003 and for the six-month period ended June 30, 2004 (unaudited)

Notes to Combined Statements of Revenue and Certain Expenses

     The following financial statements were previously filed under Item 9.01(a) of the Company's Form 8-K dated September 28, 2004, filed with the Securities and Exchange Commission on September 29, 2004 (Commission File No. 1-10524).

     Arborview, Calvert's Walk and Liriope:

Report of Independent Registered Public Accounting Firm

Combined Statement of Revenue and Certain Expenses for the year ended December 31, 2003

     The Preserve at Brentwood:

Report of Independent Registered Public Accounting Firm

Statements of Revenue and Certain Expenses for the year ended December 31, 2003 (audited) and for the three-month period ended March 31, 2004 (unaudited)

     The Essex Properties:

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenue and Certain Expenses for the year ended December 31, 2003 (audited) and for the six-month period ended June 30, 2004 (unaudited)

     (b)  Pro Forma Financial Information.

     The following pro forma financial information is filed with this Form 8-K/A:

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 (unaudited)

Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2004 (unaudited) and for the year ended December 31, 2003 (unaudited)

     (c)  Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: December 13, 2004	By:	/s/ Christopher D. Genry Name: Christopher D. Genry Title: Executive Vice President and Chief Financial Officer

Report of Independent Registered Public Accounting Firm

The Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of Riverbridge and MacAlpine Place (the Communities) for the year ended December 31, 2003. This combined statement is the responsibility of the management of the Communities. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc., as described in Note 1, and is not intended to be a complete presentation of the Communities’ revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Riverbridge and MacAlpine Place for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Richmond, Virginia
September 1, 2004

1

Riverbridge and MacAlpine Place

Combined Statements of Revenue and Certain Expenses

		Six-month period
	Year ended	ended June 30, 2004
	December 31, 2003	(unaudited)
Rental and other property income	$12,096,593	$6,077,357

Rental expenses:
Personnel	910,296	459,485
Utilities	604,611	295,704
Repairs and maintenance	687,133	406,776
Administrative and marketing	608,569	295,624
Property management	362,898	182,319
Real estate taxes and insurance	2,183,098	1,039,157

Total rental expenses	5,356,605	2,679,065

Revenue in excess of certain expenses	$6,739,988	$3,398,292

See accompanying notes.

2

Riverbridge and MacAlpine Place

Notes to Combined Statements of Revenue and Certain Expenses

1. Basis of Presentation

In August 2004, a subsidiary of United Dominion Realty Trust, Inc. signed a letter of intent to acquire Riverbridge and MacAlpine Place (the Communities) from The Ballast Point Group.

The combined statements of revenue and certain expenses relate to the operations of the Communities and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying combined statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the combined statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the combined statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Communities have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim combined statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the combined statement of revenue and certain expenses for the year ended December 31, 2003. In the opinion of management of the Communities, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

The Communities consist of the following:

	Number of
Property Name	Units	Location
Riverbridge	636	West Palm Beach, FL
MacAlpine Place	476	Dunedin, FL

3

Riverbridge and MacAlpine Place

Notes to Combined Statements of Revenue and Certain Expenses
(continued)

2. Summary of Significant Accounting Policies

Revenue Recognition

The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the combined statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Related Party Transactions

Affiliates of the Communities performed the property management function and charged total management fees of 3% of rental and other property income for this service for 2003 and the six-month period ended June 30, 2004. Management fees in the amount of $362,898 and $182,319 were charged to the Communities during 2003 and the six-month period ended June 30, 2004, respectively.

4

Pro Forma Condensed Consolidated Balance Sheet

     The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of United Dominion Realty Trust, Inc. (the “Company”) is presented as if Arborview, Calvert’s Walk, Liriope, The Preserve at Brentwood, The Essex Properties, MacAlpine Place and The Reserve and The Park at Riverbridge had been acquired on September 30, 2004. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statement of Operations for the nine-month period ended September 30, 2004 and for the year ended December 31, 2003 and the historical consolidated financial statements and notes thereto of the Company reported on Form 10-Q for the nine-month period ended September 30, 2004 and on Form 10-K for the year ended December 31, 2003, as updated on Form 8-K dated December 13, 2004. In management’s opinion, all adjustments necessary to reflect the acquisition of Arborview, Calvert’s Walk, Liriope, The Preserve at Brentwood, The Essex Properties, MacAlpine Place and The Reserve and The Park at Riverbridge have been made. The following Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transaction had been consummated at September 30, 2004, nor does it purport to represent the future financial position of the Company.

UNITED DOMINION REALTY TRUST, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2004

(UNAUDITED AND IN THOUSANDS)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS(A)	ADJUSTMENTS(B)	AMOUNTS
Assets
Real estate investments, net	$3,803,636	$307,678	$4,111,314
Cash and cash equivalents	8,442	—	8,442
Deferred financing costs, net	21,263	1,774	23,037
Notes receivable	15,604	—	15,604
Other assets	42,203	1,713	43,916

Total assets	$3,891,148	$311,165	$4,202,313

Liabilities and Stockholders’ Equity
Secured debt	$1,070,769	$174,750	$1,245,519
Unsecured debt	1,448,955	136,415	1,585,370
Accrued expenses and other liabilities	125,494	—	125,494
Distributions payable	42,986	—	42,986

Total liabilities	2,688,204	311,165	2,999,369
Minority interests	86,837	—	86,837
Preferred stock — Series B	135,400	—	135,400
Preferred stock — Series D	48,958	—	48,958
Preferred stock — Series E	56,893	—	56,893
Common Stock	127,819	—	127,819
Other equity	747,037	—	747,037

Total stockholders’ equity	1,116,107	—	1,116,107

Total liabilities and stockholders’ equity	$3,891,148	$311,165	$4,202,313

See accompanying notes.

Notes to Proforma Condensed Consolidated Balance Sheet

(A)	Represents the condensed consolidated balance sheet of the Company as of September 30, 2004, as contained in the historical consolidated financial statements and notes thereto filed on Form 10-Q. This includes the completed acquisition of Arborview, Calvert’s Walk, Liriope, the Preserve at Brentwood and certain of the Essex Properties. These properties were purchased during the nine months ended September 30, 2004 for a total purchase price of $255.5 million. These acquisitions were funded through draws under the Company’s line of credit facility and assumptions of secured mortgages.

(B)	Represents the acquisition of certain of the Essex Properties, MacAlpine Place and The Reserve and The Park at Riverbridge for a total purchase price of $309 million of which $1.7 million has preliminarily been allocated to the acquisition of in-place leases. These acquisitions were funded through draws under the Company's line of credit facility and assumptions of secured mortgages.

Pro Forma Condensed Consolidated Statements of Operations

     The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2004 and for the year ended December 31, 2003 of the Company is presented as if Arborview, Calvert’s Walk, Liriope, The Preserve at Brentwood, the Essex Properties, MacAlpine Place and The Reserve and The Park at Riverbridge (collectively, the “Properties”) had been acquired on January 1, 2003.

     These unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

     The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine-month period ended September 30, 2004 or for the year ended December 31, 2003 assuming the above transactions had been consummated on January 1, 2003, nor do they purport to represent the future results of operations of the Company.

UNITED DOMINION REALTY TRUST, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED AND IN THOUSANDS, EXCEPT PER-SHARE DATA)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS(A)	ADJUSTMENTS(B)	AMOUNTS
Revenues
Rental income	$455,217	$36,598	$491,815
Non-property income	2,213	—	2,213

Total revenues	457,430	36,598	494,028
Expenses
Real estate taxes and insurance	53,910	4,588	58,498
Personnel	48,380	3,389	51,769
Utilities	28,218	1,669	29,887
Repair and maintenance	29,716	1,565	31,281
Administrative and marketing	16,286	1,425	17,711
Property management	13,163	—	13,163
Other operating expenses	850	—	850
Depreciation and amortization	126,239	17,083	143,322
Interest	88,218	13,332	101,550
General and administrative	13,235	—	13,235
Hurricane related expenses	5,503	—	5,503
Other expenses	2,590	—	2,590

Total expenses	426,308	43,051	469,359

Income/(loss) before allocation to minority interests and discontinued operations	31,122	(6,453)	24,669
Minority interests of outside partnerships	(166)	—	(166)
Minority interests of unitholders in operating partnerships	(698)	417	(281)

Income/(loss) from continuing operations, net of minority interests	30,258	(6,036)	24,222
Distributions to preferred stockholders	(15,271)	—	(15,271)
Premium on preferred share conversion	(4,687)	—	(4,687)

Income/(loss) from continuing operations available to common stockholders	$10,300	$(6,036)	$4,264

Income/(loss) from continuing operations available to common stockholders – basic and diluted	$0.08	$(0.05)	$0.03

Weighted average number of common shares outstanding - basic	127,099	127,099	127,099
Weighted average number of common shares outstanding - diluted	128,063	127,099	128,063

See accompanying notes.

UNITED DOMINION REALTY TRUST, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003

(UNAUDITED AND IN THOUSANDS, EXCEPT PER-SHARE DATA)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS(A)	ADJUSTMENTS(C)	AMOUNTS
Revenues
Rental income	$562,377	$53,733	$616,110
Non-property income	1,068	—	1,068

Total revenues	563,445	53,733	617,178
Expenses
Real estate taxes and insurance	64,454	6,764	71,218
Personnel	57,452	4,941	62,393
Utilities	33,543	2,469	36,012
Repair and maintenance	36,643	2,611	39,254
Administrative and marketing	20,880	2,214	23,094
Property management	16,873	—	16,873
Other operating expenses	1,205	—	1,205
Depreciation and amortization	150,905	29,105	180,010
Interest	117,460	19,846	137,306
General and administrative	20,626	—	20,626
Other expenses	4,523	—	4,523

Total expenses	524,564	67,950	592,514

Income/(loss) before allocation to minority interests and discontinued operations	38,881	(14,217)	24,664
Minority interests of outside partnerships	(614)	—	(614)
Minority interests of unitholders in operating partnerships	505	906	1,411

Income/(loss) from continuing operations, net of minority interests	38,772	(13,311)	25,461
Distributions to preferred stockholders	(26,326)	—	(26,326)
Premium on preferred share conversion	(19,271)	—	(19,271)

Loss from continuing operations available to common stockholders	$(6,825)	$(13,311)	$(20,136)

Loss from continuing operations available to common stockholders – basic and diluted	$(0.06)	$(0.12)	$(0.18)

Weighted average number of common shares outstanding – basic and diluted	114,672	114,672	114,672

See accompanying notes.

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)	Represents the historical consolidated statement of operations of the Company as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)	Represents the unaudited pro forma revenues and expenses for the nine months ended September 30, 2004 attributable to the Properties as if the acquisitions had occurred on January 1, 2003. Interest expense of $13.3 million includes pro forma interest of $9.3 million attributable to new mortgage loans payable and $4.0 million attributable to draws under the line of credit to fund these acquisitions.

(C)	Represents the unaudited pro forma revenues and expenses for the year ended December 31, 2003 attributable to the Properties as if the acquisitions had occurred on January 1, 2003. Interest expense of $19.8 million includes pro forma interest of $12.5 million attributable to new mortgage loans payable and $7.3 million attributable to draws under the line of credit to fund these acquisitions. Depreciation and amortization expense of $29.1 million includes pro forma amortization expense of $3.4 million attributed to the acquisition of in-place leases.

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP